UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2024
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Tradeweb Markets Inc.
(Exact name of registrant as specified in charter)
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Delaware	001-38860	83-2456358
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Avenue of the Americas New York, New York		10036
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (646) 430-6000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001	TW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2024, Tradeweb Markets Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders. At the 2024 Annual Meeting of Stockholders, stockholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 28, 2024 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of the stockholders were as follows:

Proposal 1: Election of Directors

The Company’s stockholders elected the persons listed below as Class II directors, each to serve for a three-year term expiring at the Company’s 2027 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jacques Aigrain	1,107,904,750	33,194,312	2,844,883
Balbir Bakhshi	1,130,008,222	11,090,840	2,844,883
Paula Madoff	1,102,044,291	39,054,771	2,844,883
Thomas Pluta	1,135,788,956	5,310,106	2,844,883

Proposal 2: Ratification of Appointment of Deloitte & Touche LLP Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,143,882,945	58,354	2,646	—

Proposal 3: Advisory Vote on Executive Compensation.

The Company's stockholders approved, on an advisory basis, the compensation of the Company's named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,129,171,356	11,917,132	10,574	2,844,883

Proposal 4: Advisory Vote on Frequency of Advisory Votes on Executive Compensation.

The Company's stockholders approved, on an advisory basis, the frequency of future advisory votes on the compensation of the Company's named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
1,140,677,669	4,661	294,252	122,480	2,844,883

Consistent with the Board's recommendation and the voting results with respect to the proposal, going forward, the Company has decided to hold an annual advisory vote to approve the compensation of its named executive officers, until the next required vote on the frequency of such advisory votes, or until the Board of Directors of the Company otherwise determines that a different frequency is in the best interests of the Company and its stockholders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRADEWEB MARKETS INC.

Date: May 13, 2024	By:	/s/ Douglas Friedman
Name: Douglas Friedman
Title: General Counsel